SSGA Active Trust

Supplement dated September 28, 2015

to the

Prospectus dated October 31, 2014, as supplemented

SPDR® Blackstone / GSO Senior Loan ETF (the “Fund”)

1.)	On page 31 of the Prospectus in the Fund’s Summary section, the “PORTFOLIO MANAGERS” subsection of the “PORTFOLIO MANAGEMENT” section is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The professionals at the Sub-Adviser primarily responsible for the day-to-day management of the Portfolio and, as a result, the Fund are Daniel T. McMullen and Gordon McKemie.

Daniel T. McMullen is a Managing Director of the Sub-Adviser and lead Portfolio Manager of the Fund.

Gordon McKemie is a Vice President of the Sub-Adviser and Portfolio Manager of the Fund.

2.)	On page 59 of the Prospectus, information pertaining to Lee Shaiman in the Fund specific portion of the “PORTFOLIO MANAGERS” subsection of the “MANAGEMENT” section is hereby deleted in its entirety and replaced with the following:

Daniel T. McMullen is a Managing Director and Senior Portfolio Manager with GSO Capital Partners LP (“GSO”), the parent company of the Sub-Adviser, and serves as a member of the Sub-Adviser’s Customized Credit Strategies’s U.S. Syndicated Credit and Global Structured Credit Investment Committees. Mr. McMullen is also the senior portfolio manager for the Sub-Adviser’s U.S. loan separately managed accounts and commingled funds. Before joining The Blackstone Group L.P., the parent company of GSO, in 2002, Mr. McMullen worked at CIBC World Markets, most recently as a

Director and Senior Investment Analyst for the structured investment vehicles managed by Trimaran Advisors, L.L.C. Prior to that, Mr. McMullen was a Director in the Investment Banking Group at CIBC, specializing in the aerospace and defense industries. Before joining CIBC in 1996, Mr. McMullen was employed at The Chase Manhattan Bank where he worked in the Corporate Finance Healthcare Group. Mr. McMullen received a B.A. from the University of Rochester where he graduated cum laude, and is a CFA Charterholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SRLNPROSUPP3

SSGA Active Trust

Supplement dated September 28, 2015

to the

Statement of Additional Information (“SAI”) dated October 31, 2014, as supplemented

SPDR® Blackstone / GSO Senior Loan ETF (the “Fund”)

1.)	On page 30 of the SAI, reference to Lee Shaiman in the table listing the Fund’s portfolio managers is hereby deleted and replaced with Daniel T. McMullen.

2.)	On page 31 of the SAI, information pertaining to Lee Shaiman in the table listing other accounts managed by the Fund’s portfolio managers is hereby deleted in its entirety and replaced with the following information:

Portfolio Manager and Member of the Investment Committee	Registered Investment Company Accounts	Assets Managed (billions)*	Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)*
Daniel T. McMullen**	0	$0.0	3	$1.9	15	$4.0	$6.0

*	There are no performance fees associated with these portfolios.
**	As of June 30, 2015.

3.)	On page 32 of the SAI, information pertaining to Lee Shaiman in the table listing Fund Shares beneficially owned by the Fund’s portfolio managers is hereby deleted in its entirety and replaced with the following information:

Portfolio Manager	Dollar Range of Trust Shares Beneficially Owned
Daniel T. McMullen*	None

*	As of June 30, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SRLNSAISUPP3